Exhibit 3.34

CODE OF REGULATIONS

OF

PREMIX, INC.

ARTICLE I

Meetings of Shareholders

Section 1. Annual Meetings. The annual meeting of shareholders shall be held at such time and on such date in each year as may be fixed by the Board of Directors and stated in the notice of the meeting, for the election of directors, the consideration of reports to be laid before such meeting and the transaction of such other business as may properly come before the meeting.

Section 2. Special Meetings. Special meetings of the shareholders shall be called upon the written request of the chairman of the board, the president, the directors by action at a meeting, a majority of the directors acting without a meeting, or of the holders of shares entitling them to exercise twenty-five percent (25%) of the voting power of the Corporation entitled to vote thereat. Calls for such meetings shall specify the purposes thereof. No business other than that specified in the call shall be considered at any special meeting.

Section 3. Notices of Meetings. Unless waived, written notice of each annual or special meeting stating the time, place, and the purposes thereof shall be given by personal delivery or by mail to each shareholder of record entitled to vote at or entitled to notice of the meeting, not more than sixty (60) days nor less than seven (7) days before any such meeting. If mailed, such notice shall be directed to the shareholder at his address as the same appears upon the records of the Corporation. Any shareholder, either before or after any meeting, may waive any notice required to be given by law or under these Regulations.

Section 4. Place of Meetings. Meetings of shareholders shall be held at the principal office of the Corporation unless the Board of Directors determines that a meeting shall be held at some other place within or without the State of Ohio and causes the notice thereof to so state.

Section 5. Quorum. The holders of voting shares present in person or by proxy shall constitute a quorum for the transaction of business to be considered at any meeting of shareholders; provided, however, that no action required by law or by the Articles of Incorporation or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of any particular class or of each class may be authorized or taken by a lesser proportion.

Section 6. Record Date. The Board of Directors may fix a record date for any lawful purpose, including without limiting the generality of the foregoing, the determination of shareholders entitled to (i) receive notice of or to vote at any meeting, (ii) receive payment of any dividend or distribution, (iii) receive or exercise rights of purchase of or subscription for, or exchange or conversion of, shares or other securities, subject to any contract right with respect thereto, or (iv) participate in the execution of written consents, waivers or releases. Said record date shall not be more than sixty (60) days preceding the date of such meeting, the date fixed for the payment of any dividend or distribution or the date fixed for the receipt or the exercise of rights, as the case may be.

If a record date shall not be fixed, the record date for the determination of shareholders who are entitled to notice of, or who are entitled to vote at, a meeting of shareholders, shall be the close of business on the date next preceding the day on which notice is given, or the close of business on the date next preceding the day on which the meeting is held, as the case may be.

Section 7. Proxies. A person who is entitled to attend a shareholders’ meeting, to vote thereat, or to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his other rights, by proxy or proxies appointed by a writing signed by such person.

ARTICLE II

Directors

Section 1. Number of Directors. Until changed in accordance with the provisions of this section, the number of directors of the Corporation shall be six. The number of directors may be fixed or changed at any annual meeting or at any special meeting called for that purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal.

Section 2. Election of Directors. Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any shareholder entitled to vote at such election; but, unless such request is made, the election may be conducted in any manner approved at such meeting.

At each meeting of shareholders for the election of directors, the persons receiving the greatest number of votes shall be directors.

Section 3. Term of Office. Each director shall hold office until the annual meeting next succeeding his election and until his successor is elected and qualified, or until his earlier resignation, removal from office or death.

Section 4. Removal. All the directors, or all the directors of a particular class, or any individual director may be removed from office, without assigning any cause, by the vote of the holders of a majority of the voting power entitling them to elect directors in place of those to be removed, provided that unless all the directors, or all the directors of a particular class, are removed, no individual director shall be removed in case the votes of a sufficient number of shares are cast against his removal which, if cumulatively voted at an election of all the directors, or all the directors of a particular class, as the case may be, would be sufficient to elect at least one director. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed.

Section 5. Vacancies. Vacancies in the Board of Directors may be filled by a majority vote of the remaining directors until an election to fill such vacancies is had. Shareholders entitled to elect directors shall have the right to fill any vacancy in the board (whether the same has been temporarily filled by the remaining directors or not) at any meeting of the shareholders called for that purpose, and any directors elected at any such meeting of shareholders shall serve until the next annual election of directors and until their successors are elected and qualified.

Section 6. Quorum and Transaction of Business. A majority of the directors in office shall constitute a quorum for the transaction of business. Whenever less than a quorum is present at the time and place appointed for any meeting of the board, a majority of those present may adjourn the meeting from time to time, until a quorum shall be present. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board.

Section 7. Annual Meeting. Annual meetings of the Board of Directors shall be held immediately following annual meetings of the shareholders, or as soon thereafter as is practicable. If no annual meeting of the shareholders is held, or if directors are not elected thereat, then the annual meeting of the Board of Directors shall be held immediately following any special meeting of the shareholders at which directors are elected, or as soon thereafter as is practicable. If such annual meeting of directors is held immediately following a meeting of the shareholders, it shall be held at the same place at which such shareholders’ meeting was held.

Section 8. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places, within or without the State of Ohio, as the Board of Directors may, by resolution or by-law, from time to time, determine. The secretary shall give notice of each such resolution or by-law to any director who was not present at the time the same was adopted, but no further notice of such regular meeting need be given.

Section 9. Special Meetings. Special meetings of the Board of Directors may be called by the chairman of the board, the president, any vice president, or any two members of the Board of Directors, and shall be held at such times and places, within or without the State of Ohio, as may be specified in such call.

Section 10. Notice of Annual or Special Meetings. Notice of the time and place of each annual or special meeting shall be given to each director by the secretary or by the person or persons calling such meeting. Such notice need not specify the purpose or purposes of the meeting and may be given in any manner or method and at such time so that the director receiving it may have reasonable opportunity to participate in the meeting. Such notice shall, in all events, be deemed to have been properly and duly given if mailed at least forty-eight (48) hours prior to the meeting and directed to the residence of each director as shown upon the secretary’s records and, in the event of a meeting to be held through the use of communications equipment, if the notice sets forth the telephone number at which each director may be reached for purposes of participation in the meeting as shown upon the secretary’s records and states that the secretary must be notified if a director desires to be reached at a different telephone number. The giving of notice shall be deemed to have been waived by any director who shall participate in such meeting and may be waived, in a writing, by any director either before or after such meeting.

Section 11. Compensation. The directors, as such, shall be entitled to receive such reasonable compensation for their services as may be fixed from time to time by resolution of the board, and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of the executive committee or of any standing or special committee may by resolution of the board be allowed such compensation for their services as the board may deem reasonable, and additional compensation may be allowed to directors for special services rendered.

Section 12. By-laws. For the government of its actions, the Board of Directors may adopt by-laws consistent with the Articles of Incorporation and these Regulations.

ARTICLE III

Committees

Section 1. Creation of Committees. The Board of Directors may from time to time, by resolution passed by a majority of the whole board, create such standing or special committees as it deems desirable, the members of which shall be elected by the Board of Directors to serve during the pleasure of the board. If the Board of Directors does not designate a chairman of any committee, such committee shall elect a chairman from its own number. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board of Directors, other than that of filling vacancies among the directors or in any committee of the directors. Each such committee shall keep full records and accounts of its proceedings and transactions. All action by any committee shall be reported to the Board of Directors at its meeting next succeeding such action and shall be subject to control, revision and alteration by the Board of Directors, provided that no rights of third persons shall be prejudicially affected thereby. Vacancies in any committee shall be filled by the directors, and the directors may appoint one or more directors as alternate members of any committee who may take the place of any absent member or members at any meeting.

Section 2. Meetings of Committees. Subject to the provisions of these Regulations, each committee shall fix its own rules of procedure and shall meet as provided by such rules or by resolutions of the Board of Directors, and it shall also meet at the call of the president, the chairman of the committee or any two members of the committee. Unless otherwise provided by such rules or by such resolutions, the provisions of Section 10 of Article II relating to the notice required to be given of meetings of the Board of Directors shall also apply to meetings of any committee. A majority of any committee shall be necessary to constitute a quorum. Any committee may act in a writing, or by telephone with written confirmation, without a meeting, but no such action of any committee shall be effective unless concurred in by all members of the committee.

ARTICLE IV

Officers

Section 1. General Provisions. The Board of Directors shall elect a president, such number of vice presidents as the board may from time to time determine, a secretary and a treasurer and, in its discretion a chairman of the Board of Directors. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. The president, any vice president who succeeds to the office of the president, and the chairman of the board shall be, but the other officers need not be, chosen from among the members of the Board of Directors. Any two of such offices, other than that of president and vice president, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

Section 2. Term of Office. The officers of the Corporation shall hold office during the pleasure of the Board of Directors, and, unless sooner removed by the Board of Directors, until the organization meeting of the Board of Directors following the date of their election and until their successors are chosen and qualified. The Board of Directors may remove any officer at any time, with or without cause. A vacancy in any office, however created, shall be filled by the Board of Directors.

ARTICLE V

Duties of Officers

Section 1. Chairman of the Board. The chairman of the board, if one be elected, [shall be the chief executive officer of the Corporation and shall exercise supervision over the business of the Corporation and over its several officers, subject, however, to the control of the Board of Directors.] He shall preside at all meetings of the Board of Directors and shareholders and shall have such other powers and duties as may be prescribed by the Board of Directors.

Section 2. President. The president, [shall be the chief operating officer of the Corporation.] In the absence of the chairman of the board, or if a chairman of the board shall not have been elected, shall preside at meetings of the Board of Directors and shareholders. [If a chairman of the board shall not have been elected, he shall also be chief executive officer of the corporation and have the powers and duties otherwise those of the chairman of the board.] He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes, and other instruments requiring his signature; and shall have all the powers and duties prescribed by Chapter 1701 of the Revised Code of Ohio and such others as the Board of Directors may from time to time assign to him.

Section 3. Vice Presidents. The vice presidents shall have such powers and duties as may from time to time be assigned to them by the Board of Directors or the president. At the request of the president, or in the case of his absence or disability, the vice president designated by the president (or in the absence of such designation, the vice president designated by the board) shall perform all the duties of the president and, when so acting, shall have all the powers of the president. The authority of vice presidents to sign in the name of the Corporation certificates for shares and deeds, mortgages, bonds, agreements, notes and other instruments shall be coordinate with like authority of the president.

Section 4. Secretary. The secretary shall keep minutes of all the proceedings of the shareholders and Board of Directors and shall make proper record of the same, which shall be attested by him; shall have authority to execute and deliver certificates as to any of such proceedings and any other records of the Corporation; shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes and other instruments to be executed by the Corporation which require his signature; shall give notice of meetings of shareholders and directors; shall produce on request at each meeting of shareholders a certified list of shareholders arranged in alphabetical order; shall keep such books and records as may be required by law or by the Board of Directors; and, in general, shall perform all duties incident to the office of secretary and such other duties as may from time to time be assigned to him by the Board of Directors or the president.

Section 5. Treasurer. The treasurer shall have general supervision of all finances; he shall receive and have in charge all money, bills, notes, deeds, leases, mortgages and similar property belonging to the Corporation, and shall do with the same as may from time to time be required by the Board of Directors. He shall cause to be kept adequate and correct accounts of the business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required, and upon the expiration of his term of office shall turn over to his successor or to the Board of Directors all property, books, papers and money of the Corporation in his hands; and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors or the president.

Section 6. Assistant and Subordinate Officers. The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office during the pleasure of the Board of Directors, and perform such duties as the Board of Directors or the president may prescribe.

The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties, and to fix their compensation.

Section 7. Duties of Officers May be Delegated. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the powers or duties, or any of them, of such officers to any other officer or to any director.

ARTICLE VI

Indemnification and Insurance

Section 1. Indemnification in Non-Derivative Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2. Indemnification in Derivative Actions. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that the Court of Common Pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Common Pleas or such court shall deem proper.

Section 3. Indemnification as Matter of Right. To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article VI, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

Section 4. Determination of Conduct. Any indemnification under Sections 1 and 2 of this Article VI, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article VI. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel, other than an attorney or a firm having associated with it an attorney who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years, or (c) by the shareholders or (d) by the Court of Common Pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under Section 4(a) or by independent legal counsel under Section 4(b) of this Article VI shall be promptly communicated to the person who threatened or brought the action or suit, by or in the right of the Corporation under Section 2 of this Article VI, and within ten days after receipt of such notification, such person shall have the right to petition the Court of Common Pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

Section 5. Advance Payment of Expenses. Expenses, including attorneys’ fees, incurred in defending any action, suit, or proceeding referred to in Sections 1 and 2 of this Article VI, may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article VI.

Section 6. Nonexclusivity. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or the Code of Regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 7. Liability Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI or of Chapter 1701 of the Ohio Revised Code.

ARTICLE VII

Certificates for Shares

Section 1. Form and Execution. Certificates for shares, certifying the number of fully paid shares owned, shall be issued to each shareholder in such form as shall be approved by the Board of Directors. Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant’ treasurer; provided, however, that if such certificates are countersigned by a transfer agent and/or registrar, the signatures of any of said officers and the seal of the Corporation upon such certificates may be facsimiles, engraved, stamped or printed. If any officer or officers, who shall have signed, or whose facsimile signature shall have been used, printed or stamped on any certificate or certificates for shares, shall cease to be such officer or officers, because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates, if authenticated by the endorsement thereon of the signature of a transfer agent or registrar, shall nevertheless be conclusively deemed to have been adopted by the Corporation by the use and delivery thereof and shall be as effective in all respects as though signed by a duly elected, qualified and authorized officer or officers, and as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the Corporation.

Section 2. Registration of Transfer. Subject to the provisions respecting transferability contained in the Articles of Incorporation, any certificate for shares of the Corporation shall be transferable in person or by attorney upon the surrender thereof to the Corporation or any transfer agent therefor (for the class of shares represented by the certificate surrendered) properly endorsed for transfer and accompanied by such assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness of each necessary endorsement.

Section 3. Lost, Destroyed or Stolen Certificates. A new share certificate or certificates may be issued in place of any certificate theretofore issued by the Corporation which is alleged to have been lost, destroyed or wrongfully taken upon (i) the execution and delivery to the Corporation by the person claiming the certificate to have been lost, destroyed or wrongfully taken of an affidavit of that fact, specifying whether or not, at the time of such alleged loss, destruction or taking, the certificate was endorsed, and (ii) the furnishing to the Corporation of indemnity and other assurances satisfactory to the Corporation and to all transfer agents and registrars of the class of shares represented by the certificate against any and all losses, damages, costs, expenses or liabilities to which they or any of them may be subjected by reason of the issue and delivery of such new certificate or certificates or in respect of the original certificate.

Section 4. Registered Shareholders. A person in whose name shares are of record on the books of the Corporation shall conclusively be deemed the unqualified owner and holder thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

ARTICLE VIII

Fiscal Year

The fiscal year of the Corporation shall end on the 30th day of September in each year, or on such other date as may be fixed from time to time by the Board of Directors.

ARTICLE IX

Seal

The Board of Directors may provide a suitable seal containing the name of the Corporation. If deemed advisable by the Board of Directors, duplicate seals may be provided and kept for the purposes of the Corporation.

ARTICLE X

Amendments

This Code of Regulations may be amended, or new regulations may be adopted, at any meeting of shareholders called for such purpose by the affirmative vote of, or without a meeting by the written consent of, the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal.

PREMIX, INC.

ACTION BY CONSENT OF SHAREHOLDER IN LIEU OF SPECIAL MEETING

The undersigned, being the sole voting shareholder of Premix, Inc., hereby approves and adopts the following resolution in writing, pursuant to the authority of Section 1701.54 of the Ohio Revised Code:

RESOLVED, that pursuant to authority as set forth in the Code of Regulations of Premix, Inc., Article II, Section 1, Number of Directors, the number of directors be increased from six to seven, with the present six Directors, Herbert B. Ailes, Ford M. Davey, George H. Kaull, Robert A. Howell, Seymour S. Feuer, and E. Terry Warren, to continue in office, and that Dr. Frank N. Kelley be elected to the remaining seventh directorship, all of said Directors to hold office until the next Annual Meeting of Shareholder.

DATED:	June 13,1956	SOCIETY BANK OF EASTERN OHIO, N.A.
Trustee, as Sole Shareholder

By:

		Title;	Trust Officer

PREMIX, INC.

ACTION BY WRITTEN CONSENT OF VOTING SHAREHOLDER

The undersigned, being the sole voting shareholder of PREMIX, INC., hereby approves and adopts the following resolution in writing, pursuant to the authority of Section 1701.55 of the Ohio Revised Code:

RESOLVED, that the Amendments to the Amended Code of Regulations of the Corporation attached hereto as Exhibit A and incorporated herein by reference are hereby adopted to supersede and replace the existing sections of the Amended Code of Regulations where applicable.

Dated: May 17, 1990

SOCIETY NATIONAL BANK, Trustee under agreements with G. H. Kaull, B. W. Cordell, and E. T. Warren, et al.
BY:

Charles R. Sayre, Vice President and Trust Officer

Exhibit “A”

AMENDMENTS TO AMENDED CODE OF REGULATIONS

ARTICLE IV

Officers

Section 1. General Provisions. The Board of Directors shall elect a chairman of the board, a president, no more than two corporate vice presidents, a secretary and a treasurer. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. The president…[same as existing Code].

ARTICLE V

Duties of Officers

Section 1. Chairman of the Board. The chairman of the board shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may be prescribed by the Board of Directors.

Section 1a. Vice Chairman. The vice chairman shall have such powers and duties as may be prescribed by the chairman or the Board of Directors.

Section 2. President. The president shall have such powers and duties as may be prescribed by the chairman or the Board of Directors.

Section 3. Corporate Vice Presidents. The corporate vice presidents shall have such powers and duties as may from time to time be assigned to them by the chairman, the Board of Directors or the president.

Section 4. Secretary. The secretary shall keep minutes of all the proceedings of the shareholders and Board of Directors and shall make proper record of the same, which shall be attested by him; shall have authority to execute and deliver certificates as to any of such proceedings and any other records of the Corporation; shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes and other instruments to be executed by the Corporation which require his signature; shall give notice of meetings of shareholders and directors; shall produce on request at each meeting of shareholders a certified list of shareholders arranged in alphabetical order; shall keep such books and records as may be required by law or by the Board of Directors; and, in general, shall perform all duties incident to the office of secretary and such other duties as may from time to time be assigned to him by the Board of Directors or the president.

Section 5. Treasurer. The treasurer shall have general supervision of all finances; he shall receive and have in charge all money, bills, notes, deeds, leases, mortgages and similar property belonging to the Corporation, and shall do with the same as may from time to time be required by the Board of Directors. He shall cause to be kept adequate and correct accounts of the business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required, and upon the expiration of his term of office shall turn over to his successor or to the Board of Directors all property, books, papers and money of the Corporation in his hands; and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors or the president.

Section 6. Assistant and Subordinate Officers. The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office during the pleasure of the Board of Directors, and perform such duties as the Board of Directors or the president may prescribe.

The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties, and to fix their compensation.

Section 7. Duties of Officers May be Delegated. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the powers and duties, or any of them, of such officers to any other officer or to any director.

PREMIX, INC.

ACTION BY WRITTEN CONSENT OF VOTING SHAREHOLDER

In accordance with §1701.54 of the Revised Code of the State of Ohio, the undersigned, being the sole voting shareholder of PREMIX, INC., an Ohio corporation, hereby approves and adopts the following resolution in writing, pursuant to the authority of §1701.54 of the Ohio Revised Code:

RESOLVED, that Article I, Section 6, of the Code of Regulations of the Corporation be amended as follows:

The last sentence of the first paragraph of Section 6 is hereby deleted and the following sentence substituted:

“Said record date shall not be more than one hundred twenty (120) days preceding the date of such meeting, the date fixed for the payment of any dividend or distribution, or the date fixed for the receipt or the exercise of rights, as the case may be.”

September 30, 1991		SOCIETY NATIONAL BANK

By:
C. R. Sayre, Vice President
and Senior Trust Officer

AMENDED AND RESTATED

CODE OF REGULATIONS

OF

PREMIX, INC.

(Adopted August 12, 1999)

ARTICLE I

Meetings of Shareholders

Section 1. Annual Meetings. The annual meeting of shareholders shall be held on the first Tuesday of February in each year at 10:30 a.m., or at such other time and on such other date as may be fixed by the Board of Directors and stated in the notice of the meeting, for the election of directors, the consideration of reports to be laid before such meeting and the transaction of such other business as may properly come before the meeting.

Section 2. Special Meetings. Special meetings of the shareholders may be called by the Chairman of the Board, the Chief Executive Officer, the President and Chief Operating Officer or any Vice President, and shall be called by the Chairman of the Board, the Secretary or any other officer upon the written request of: (a) the directors by action at a meeting, (b) a majority of the directors acting without a meeting, or (c) the holders of shares entitling them to exercise fifty percent (50%) of the voting power of the Corporation entitled to vote thereat. Calls for such meetings shall specify the purposes thereof. No business other than that specified in the call shall be considered at any special meeting.

Section 3. Notices of Meetings. Unless waived, written notice of each annual or special meeting stating the time, place, and the purposes thereof shall be given by personal delivery or by mail to each shareholder of record entitled to vote at or entitled to notice of the meeting, not more than ten (10) days nor less than seven (7) days before any such meeting. If mailed, such notice shall be directed to the shareholder at his address as the same appears upon the records of the Corporation. Any shareholder, either before or after any meeting, may waive any notice required to be given by law or under these Regulations.

Section 4. Place of Meetings. Meetings of shareholders may be held either within or without the State of Ohio as shall be determined by the person or persons calling the meeting and shall be stated in the notice thereof.

Section 5. Quorum. The holders of shares entitling them to exercise a majority of the voting power of the Corporation present in person or by proxy shall constitute a quorum for the transaction of business to be considered at any meeting of shareholders; provided, however, that no action required by law or by the Articles of Incorporation or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of any particular class or of each class may be authorized or taken by a lesser proportion. The act of a majority of the voting shares present or represented at a meeting at which a quorum is present shall be the act of the shareholders. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time, until a quorum shall be present.

Section 6. Record Date. The Board of Directors may fix a record date for any lawful purpose, including without limiting the generality of the foregoing, the determination of shareholders entitled to (i) receive notice of or to vote at any meeting, (ii) receive payment of any dividend or distribution, (iii) receive or exercise rights of purchase of or subscription for, or exchange or conversion of, shares or other securities, subject to any contract right with respect thereto, or (iv) participate in the execution of written consents, waivers or releases. Said record date shall not be more than one hundred twenty (120) days preceding the date of such meeting, the date fixed for the payment of any dividend or distribution or the date fixed for the receipt or the exercise of rights, as the case may be.

If a record date shall not be fixed, the record date for the determination of shareholders who are entitled to notice of, or who are entitled to vote at, a meeting of shareholders, shall be the close of business on the date next preceding the day on which notice is given, or the close of business on the date next preceding the day on which the meeting is held, as the case may be.

Section 7. Proxies. A person who is entitled to attend a shareholders’ meeting, to vote thereat, or to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his other rights, by proxy or proxies appointed by a writing signed by such person.

ARTICLE II

Directors

Section 1. Number of Directors. Until changed in accordance with the provisions of this section, the number of directors of the Corporation, none of whom need be shareholders, shall be not less than five (5) nor more than seven (7). The number of directors may be fixed or changed from time to time by amendment to this section adopted by the shareholders or Board of Directors.

Section 2. Election of Directors. Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any shareholder entitled to vote at such election; but, unless such request is made, the election may be conducted in any manner approved at such meeting.

At each meeting of shareholders for the election of directors, the persons receiving the greatest number of votes shall be directors.

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Section 3. Term of Office. Each director shall hold office until the annual meeting next succeeding his election and until his successor is elected and qualified, or until his earlier resignation, removal from office, disability or death.

Section 4. Removal. All the directors, or all the directors of a particular class, or any individual director may be removed from office, without assigning any cause, by the vote of the holders of a majority of the voting power entitling them to elect directors in place of those to be removed, provided that unless all the directors, or all the directors of a particular class, are removed, no individual director shall be removed in case the votes of a sufficient number of shares are cast against his removal which, if cumulatively voted at an election of all the directors, or all the directors of a particular class, as the case may be, would be sufficient to elect at least one director. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed.

Section 5. Vacancies. Vacancies in the Board of Directors may be filled by a majority vote of the remaining directors until an election to fill such vacancies is had. Shareholders entitled to elect directors shall have the right to fill any vacancy in the board (whether the same has been temporarily filled by the remaining directors or not) at any meeting of the shareholders called for that purpose, and any directors elected at any such meeting of shareholders shall serve until the next annual election of directors and until their successors are elected and qualified.

Section 6. Quorum and Transaction of Business. A majority of the directors in office shall constitute a quorum for the transaction of business. Whenever less than a quorum is present at the time and place appointed for any meeting of the board, a majority of those present may adjourn the meeting from time to time, until a quorum shall be present. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

Section 7. Annual Meeting. Annual meetings of the Board of Directors shall be held immediately following annual meetings of the shareholders, or as soon thereafter as is practicable. If no annual meeting of the shareholders is held, or if directors are not elected thereat, then the annual meeting of the Board of Directors shall be held immediately following any special meeting of the shareholders at which directors are elected, or as soon thereafter as is practicable. If such annual meeting of directors is held immediately following a meeting of the shareholders, it shall be held at the same place at which such shareholders’ meeting was held.

Section 8. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places, within or without the State of Ohio, as the Board of Directors may, by resolution or by-law, from time to time, determine. The Secretary or an Assistant Secretary shall give notice of each such resolution or by-law to any director who was not present at the time the same was adopted, but no further notice of such regular meeting need be given.

Section 9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer or any Vice President, and shall be called by the Chairman of the Board, Secretary or any other officer upon the written request of any two (2) members of the Board of Directors. Such meetings shall be held

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at such times and places within or without the State of Ohio, or may be held through the use of communications equipment if all persons participating in the meeting can hear each other, as may be specified in such call.

Section 10. Notice of Annual or Special Meetings. Notice of the time and place of each annual or special meeting shall be given to each director by the Secretary or an Assistant Secretary or by the person or persons calling such meeting. Such notice need not specify the purpose or purposes of the meeting and may be given in any manner or method and at such time so that the director receiving it may have reasonable opportunity to participate in the meeting. Such notice shall, in all events, be deemed to have been properly and duly given if given at least twenty-four (24) hours prior to the meeting and directed to the address of each director as shown upon the Secretary’s records and, in the event of a meeting to be held through the use of communications equipment, if the notice sets forth the telephone number at which each director may be reached for purposes of participation in the meeting as shown upon the Secretary’s records and states that the Secretary must be notified if a director desires to be reached at a different telephone number. The giving of notice shall be deemed to have been waived by any director who shall participate in such meeting and may be waived, in a writing, by any director either before or after such meeting.

Section 11. Compensation. The directors, as such, shall be entitled to receive such reasonable compensation for their services as may be fixed from time to time by resolution of the board, and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of the executive committee or of any standing or special committee may by resolution of the board be allowed such compensation for their services as the board may deem reasonable, and additional compensation may be allowed to directors for special services rendered.

Section 12. By-laws. For the government of its actions, the Board of Directors may adopt by-laws consistent with the Articles of Incorporation and these Regulations.

ARTICLE III

Committees

Section 1. Creation of Committees. The Board of Directors may from time to time, by resolution passed by a majority of the whole board, create such standing or special committees as it deems desirable, the members of which shall be elected by the Board of Directors to serve during the pleasure of the board. If the Board of Directors does not designate a chairman of any committee, such committee shall elect a chairman from its own number. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board of Directors, other than that of filling vacancies among the directors or in any committee of the directors. Each such committee shall keep full records and accounts of its proceedings and transactions. All action by any committee shall be reported to the Board of Directors at its meeting next succeeding such action and shall be subject to control, revision and alteration by the Board of

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Directors, provided that no rights of third persons shall be prejudicially affected thereby. Vacancies in any committee shall be filled by the directors, and the directors may appoint one or more directors as alternate members of any committee who may take the place of any absent member or members at any meeting.

Section 2. Meetings of Committees. Subject to the provisions of these Regulations, each committee shall fix its own rules of procedure and shall meet as provided by such rules or by resolutions of the Board of Directors, and it shall also meet at the call of the President and Chief Operating Officer, the chairman of the committee or any two members of the committee. Unless otherwise provided by such rules or by such resolutions, the provisions of Section 10 of Article II relating to the notice required to be given of meetings of the Board of Directors shall also apply to meetings of any committee. A majority of any committee shall be necessary to constitute a quorum. Any committee may act in a writing, or by telephone with written confirmation, without a meeting, but no such action of any committee shall be effective unless concurred in by all members of the committee.

ARTICLE IV

Officers

Section 1. General Provisions. The Board of Directors shall elect a Chairman of the Board, a Chief Executive Officer, a President and Chief Operating Officer, one or more Vice Presidents, a Secretary and a Chief Financial Officer and Treasurer. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. The officers, other than the Chairman of the Board, need not be chosen from among the members of the Board of Directors. Any two of such offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

Section 2. Term of Office. The officers of the Corporation shall hold office at the pleasure of the Board of Directors, and, unless sooner removed by the Board of Directors, until the next annual meeting of the Board of Directors following the date of their election and until their successors are chosen and qualified. The Board of Directors may remove any officer at any time, with or without cause. A vacancy in any office, however created, shall be filled by the Board of Directors.

ARTICLE V

Duties of Officers

Section 1. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chairman of the Board shall have authority to delegate special powers and duties to specified officers, so long as such designations shall not be inconsistent with applicable laws, these Bylaws, or action of the Board of Directors. The Chairman of the Board shall also have such other powers and duties as may, from time to time, be prescribed by these bylaws or by resolution of the Board of Directors.

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Section 2. Chief Executive Officer. The Chief Executive Officer shall have executive management of the corporation, subject, however, to the control of the Board of Directors and Chairman of the Board and shall, in general, perform all duties incident to the office of Chief Executive Officer. The Chief Executive Officer shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint and/or terminate the appointment of such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the Chief Executive Officer. The Chief Executive Officer shall have such other powers and duties prescribed by these regulations or as may from time to time be assigned to him by the Board of Directors or Chairman of the Board.

Section 3. President and Chief Operating Officer. The President and Chief Operating Officer of the Corporation, subject to the control of the Board of Directors, Chairman of the Board and Chief Executive Officer, shall be the chief operating officer of the corporation and shall in general supervise and control all of the day-to-day business and affairs of the corporation. The President and Chief Operating Officer shall assist the Chief Executive Officer in the discharge of supervisory, managerial and executive duties and functions. He shall have authority to sign all certificates for shares, and all deeds, mortgages, bonds, agreements, notes, and other instruments requiring his signature; and shall have all the powers and duties prescribed by Chapter 1701 of the Revised Code of Ohio and such others as the Board of Directors, Chairman of the Board or Chief Executive Officer may from time to time assign to him.

Section 4. Vice Presidents. In absence of the President and Chief Operating Officer, or in the event of his death, inability or refusal to act, or in the event for any reason it shall be impracticable for him to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and Chief Operating Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President and Chief Operating Officer. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the Board of Directors, Chairman of the Board, Chief Executive Officer or President and Chief Operating Officer. The execution of any instrument of the corporation by any Vice President shall be conclusive evidence, as to third parties, of the Vice President’s authority to act in the stead of the President and Chief Operating Officer.

Section 5. Secretary. The Secretary shall keep minutes of all the proceedings of the shareholders and Board of Directors and shall make proper record of the same, which shall be attested by him; shall have authority to execute and deliver certificates as to any of such proceedings and any other records of the Corporation; shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes and other instruments to be executed by the Corporation which require his signature; shall give notice of meetings of shareholders and directors;

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shall produce on request at each meeting of shareholders a certified list of shareholders arranged in alphabetical order; shall keep such books and records as may be required by law or by the Board of Directors; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President and Chief Operating Officer.

Section 6. Chief Financial Officer and Treasurer. The Chief Financial Officer and Treasurer shall have general supervision of all finances; he shall receive and have in charge all money, bills, notes, deeds, leases, mortgages and similar property belonging to the Corporation, and shall do with the same as may from time to time be required by the Board of Directors. He shall cause to be kept adequate and correct accounts of the business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required, and upon the expiration of his term of office shall turn over to his successor or to the Board of Directors all property, books, papers and money of the Corporation in his hands; and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President and Chief Operating Officer.

Section 7. Assistant and Subordinate Officers. The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office at the pleasure of the Board of Directors, and perform such duties as the Board of Directors, Chairman of the Board, Chief Executive Officer or President and Chief Operating Officer may prescribe.

The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties, and to fix their compensation.

Section 8. Duties of Officers May be Delegated. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the powers and duties, or any of them, of such officers to any other officer or to any director.

ARTICLE VI

Indemnification and Insurance

Section 1. Indemnification in Non-Derivative Actions. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and

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with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2. Indemnification in Derivative Actions. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that the Court of Common Pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Common Pleas or such court shall deem proper.

Section 3. Indemnification as Matter of Right. To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article VI, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

Section 4. Determination of Conduct. Any indemnification under Sections 1 and 2 of this Article VI, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article VI. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel, other than an attorney or a firm having associated with it an attorney who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years, or (c) by the shareholders or (d) by the Court of Common Pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under Section 4(a) or by independent legal counsel under Section 4(b) of this Article VI shall be promptly communicated to the person who threatened or brought the action or suit, by or in the right of the Corporation under Section 2 of this Article VI, and within ten days after

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receipt of such notification, such person shall have the right to petition the Court of Common Pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

Section 5. Advance Payment of Expenses. Expenses, including attorneys’ fees, incurred in defending any action, suit, or proceeding referred to in Sections 1 and 2 of this Article VI, may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article VI.

Section 6. Nonexclusivity. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or the Code of Regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 7. Liability Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI or of Chapter 1701 of the Ohio Revised Code.

ARTICLE VII

Certificates for Shares

Section 1. Form and Execution. Certificates for shares, certifying the number of fully paid shares owned, shall be issued to each shareholder in such form as shall be approved by the Board of Directors. Such certificates shall be signed by the Chairman of the Board, the Chief Executive Officer, the President and Chief Operating Officer or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer; provided, however, that if such certificates are countersigned by a transfer agent and/or registrar, the signatures of any of said officers and the seal of the Corporation upon such certificates may be facsimiles, engraved, stamped or printed. If any officer or officers, who shall have signed, or whose facsimile signature shall have been used, printed or stamped on any certificate or certificates for shares, shall cease to be such officer or officers, because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates, if authenticated by the endorsement thereon of the signature of a transfer agent or registrar, shall nevertheless be

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conclusively deemed to have been adopted by the Corporation by the use and delivery thereof and shall be as effective in all respects as though signed by a duly elected, qualified and authorized officer or officers, and as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the Corporation.

Section 2. Registration of Transfer. Subject to the provisions respecting transferability contained in the Articles of Incorporation, any certificate for shares of the Corporation shall be transferable in person or by attorney upon the surrender thereof to the Corporation or any transfer agent therefor (for the class of shares represented by the certificate surrendered) properly endorsed for transfer and accompanied by such assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness of each necessary endorsement.

Section 3. Lost, Destroyed or Stolen Certificates. A new share certificate or certificates may be issued in place of any certificate theretofore issued by the Corporation which is alleged to have been lost, destroyed or wrongfully taken upon (i) the execution and delivery to the Corporation by the person claiming the certificate to have been lost, destroyed or wrongfully taken of an affidavit of that fact, specifying whether or not, at the time of such alleged loss, destruction or taking, the certificate was endorsed, and (ii) the furnishing to the Corporation of indemnity and other assurances satisfactory to the Corporation and to all transfer agents and registrars of the class of shares represented by the certificate against any and all losses, damages, costs, expenses or liabilities to which they or any of them may be subjected by reason of the issue and delivery of such new certificate or certificates or in respect of the original certificate.

Section 4. Registered Shareholders. A person in whose name shares are of record on the books of the Corporation shall conclusively be deemed the unqualified owner and holder thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

ARTICLE VIII

Fiscal Year

The fiscal year of the Corporation shall end on the 30th day of September in each year, or on such other date as may be fixed from time to time by the Board of Directors.

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ARTICLE IX

Seal

The Board of Directors may provide a suitable seal containing the name of the Corporation. If deemed advisable by the Board of Directors, duplicate seals may be provided and kept for the purposes of the Corporation.

ARTICLE X

Amendments

This Code of Regulations may be amended, or new regulations may be adopted, at any meeting of shareholders called for such purpose by the affirmative vote of, or without a meeting by the written consent of, the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal.

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SECOND AMENDED AND RESTATED

CODE OF REGULATIONS

OF

PREMIX, INC.

(Adopted August 12, 2009)

ARTICLE I

Meetings of Shareholders

Section 1. Annual Meetings. The annual meeting of shareholders shall be held on the first Tuesday of February in each year at 11:00 a.m., or at such other time and on such other date as may be fixed by the Board of Directors and stated in the notice of the meeting, for the election of directors, the consideration of reports to be laid before such meeting and the transaction of such other business as may properly come before the meeting.

Section 2. Special Meetings. Special meetings of the shareholders may be called by the President or any Vice President, and shall be called by the Secretary or any other officer upon the written request of: (a) the directors by action at a meeting, (b) a majority of the directors acting without a meeting, or (c) the holders of shares entitling them to exercise fifty percent (50%) of the voting power of the Corporation entitled to vote thereat. Calls for such meetings shall specify the purposes thereof. No business other than that specified in the call shall be considered at any special meeting.

Section 3. Notices of Meetings. Written notice of each annual or special meeting stating the time, place, and the purposes thereof shall be given by personal delivery or by mail to each shareholder of record entitled to vote at or entitled to notice of the meeting, not more than ten (10) days nor less than seven (7) days before any such meeting. If mailed, such notice shall be directed to the shareholder at his address as the same appears upon the records of the Corporation. Any shareholder, either before or after any meeting, may waive any notice required to be given by law or under these Regulations.

Section 4. Place of Meetings. Meetings of shareholders may be held either within or without the State of Ohio as shall be determined by the person or persons calling the meeting and shall be stated in the notice thereof.

Section 5. Quorum. The holders of shares entitling them to exercise a majority of the voting power of the Corporation, present in person or by proxy, shall constitute a quorum for the transaction of business to be considered at such meeting; provided, however, that no action required by law or by the Articles of Incorporation or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of any particular class or of each class may be authorized or taken by a lesser proportion. The act of a majority of the voting shares present or represented at a meeting at which a quorum is present shall be the act of the shareholders. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time, until a quorum shall be present.

Section 6. Record Date. The Board of Directors may fix a record date for any lawful purpose, including without limiting the generality of the foregoing, the determination of shareholders entitled to (i) receive notice of or to vote at any meeting, (ii) receive payment of any dividend or distribution, (iii) receive or exercise rights of purchase or subscription for, or exchange or conversion of, shares or other securities, subject to any contract right with respect thereto, or (iv) participate in the execution of written consents, waivers or releases. Said record date shall not be more than ten (10) days preceding the date of such meeting, the date fixed for the payment of any dividend or distribution or the date fixed for the receipt or the exercise of rights, as the case may be.

If a record date shall not be fixed, the record date for the determination of shareholders who are entitled to notice of, or who are entitled to vote at, a meeting of shareholders, shall be the close of business on the date next preceding the day on which notice is given, or the close of business on the date next preceding the day on which the meeting is held, as the case may be.

Section 7. Proxies. A person who is entitled to attend a shareholders’ meeting, to vote thereat, or to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his other rights, by proxy or proxies appointed by a writing signed by such person.

ARTICLE II

Directors

Section 1. Number of Directors. Until changed in accordance with the provisions of this section, the number of directors of the Corporation, none of whom need be shareholders, shall be three (3). The number of directors may be fixed or changed from time to time by amendment to this section adopted by the shareholders or Board of Directors.

Section 2. Election of Directors. Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any shareholder entitled to vote at such election; but, unless such request is made, the election may be conducted in any manner approved at such meeting.

At each meeting of shareholders for the election of directors, the persons receiving the greatest number of votes shall be directors.

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Section 3. Term of Office. Each director shall hold office until the annual meeting next succeeding his election and until his successor is elected and qualified, or until his earlier resignation, removal from office, disability or death.

Section 4. Removal. All the directors, or all the directors of a particular class, or any individual director may be removed from office, without assigning any cause, by the vote of the holders of a majority of the voting power entitling them to elect directors in place of those to be removed, provided that unless all the directors, or all the directors of a particular class, are removed, no individual director shall be removed in case the votes of a sufficient number of shares are cast against his removal which, if cumulatively voted at an election of all the directors, or all the directors of a particular class, as the case may be, would be sufficient to elect at least one director. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed.

Section 5. Vacancies. Vacancies in the Board of Directors may be filled by a majority vote of the remaining directors until an election to fill such vacancies is had. Shareholders entitled to elect directors shall have the right to fill any vacancy in the board (whether the same has been temporarily filled by the remaining directors or not) at any meeting of the shareholders called for that purpose, and any director elected at any such meeting of shareholders shall serve until the next annual election of directors and until their successors are elected and qualified.

Section 6. Quorum and Transaction of Business. A majority of the whole authorized number of directors shall constitute a quorum for the transaction of business, except that a majority of the directors in office shall constitute a quorum for filling a vacancy on the board. Whenever less than a quorum is present at the time and place appointed for any meeting of the board, a majority of those present may adjourn the meeting from time to time, until a quorum shall be present. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board.

Section 7. Annual Meeting. Annual meetings of the Board of Directors shall be held immediately following annual meetings of the shareholders, or as soon thereafter as is practicable. If no annual meeting of the shareholders is held, or if directors are not elected thereat, then the annual meeting of the Board of Directors shall be held immediately following any special meeting of the shareholders at which directors are elected, or as soon thereafter as is practicable. If such annual meeting of directors is held immediately following a meeting of the shareholders, it shall be held at the same place at which such shareholders’ meeting was held.

Section 8. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places, within or without the State of Ohio, as the Board of Directors may by resolution or by-law, from time to time, determine. The Secretary or an Assistant Secretary shall give notice of each such resolution or by-law to any director who was not present at the time the same was adopted, but no further notice of such regular meeting need be given.

Section 9. Special Meetings. Special meetings of the Board of Directors may be called by the President or any Vice President, and shall be called by the Secretary or any other

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officer upon the written request of any two (2) members of the Board of Directors. Such meetings shall be held at such times and places within or without the State of Ohio, or may be held through the use of communications equipment if all persons participating in the meeting can hear each other, as may be specified in such call.

Section 10. Notice of Annual or Special Meetings. Notice of the time and place of each annual or special meeting shall be given to each director by the Secretary or an Assistant Secretary or by the person or persons calling such meeting. Such notice need not specify the purpose or purposes of the meeting and may be given in any manner or method and at such time so that the director receiving it may have reasonable opportunity to participate in the meeting. Such notice shall, in all events, be deemed to have been properly and duly given if given at least twenty-four (24) hours prior to the meeting and directed to the address of each director as shown upon the Secretary’s records and, in the event of a meeting to be held through the use of communications equipment, if the notice sets forth the telephone number at which each director may be reached for purposes of participation in the meeting as shown upon the Secretary’s records and states that the Secretary must be notified if a director desires to be reached at a different telephone number. The giving of notice shall be deemed to have been waived by any director who shall participate in such meeting and may be waived, in a writing, by any director either before or after such meeting.

Section 11. Compensation. The directors, as such, shall be entitled to receive such reasonable compensation for their services as may be fixed from time to time by resolution of the board, and expenses of attendance, if any, may be allowed for attendance at each annual, regular or special meeting of the board. Nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor. Members of the executive committee or of any standing or special committee may by resolution of the board be allowed such compensation for their services as the board may deem reasonable, and additional compensation may be allowed to directors for special services rendered.

Section 12. By-Laws. For the government of its actions, the Board of Directors may adopt by-laws consistent with the Articles of Incorporation and these Regulations.

ARTICLE III

Committees

Section 1. Committees. The Board of Directors may by resolution provide for such standing or special committees as it deems desirable, and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the Board of Directors. Vacancies in such committees shall be filled by the Board of Directors or as the Board of Directors may provide.

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ARTICLE IV

Officers

Section 1. General Provisions. The Board of Directors shall elect a President, a Secretary and a Chief Financial Officer and Treasurer. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. The officers need not be chosen from among the members of the Board of Directors. Any two of such offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

Section 2. Term of Office. The officers of the Corporation shall hold office at the pleasure of the Board of Directors, and, unless sooner removed by the Board of Directors, until the next annual meeting of the Board of Directors following the date of their election and until their successors are chosen and qualified. The Board of Directors may remove any officer at any time, with or without cause. A vacancy in any office, however created, shall be filled by the Board of Directors.

ARTICLE V

Duties of Officers

Section 1. President. The President of the corporation, subject to the control of the Board of Directors, shall be the chief executive officer of the corporation and shall in general supervise and control all of the business and affairs of the corporation. The President shall preside at all meetings of the shareholders and the Board of Directors and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint and/or terminate the appointment of such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He shall have authority to sign all certificates for shares, and all deeds, mortgages, bonds, agreements, notes, and other instruments requiring his signature; and shall have all the powers and duties prescribed by Chapter 1701 of the Revised Code of Ohio and such others as the Board of Directors may from time to time assign to him.

Section 2. Vice Presidents. If the Board appoints a Vice President, then in absence of the President, or in the event of his death, inability or refusal to act, or in the event for any reason it shall be impracticable for him to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the Board of Directors or President. The execution of any instrument of the corporation by any Vice President shall be conclusive evidence, as to third parties, of the Vice President’s authority to act in the stead of the President.

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Section 3. Secretary. The Secretary shall keep minutes of all the proceedings of the shareholders and Board of Directors and shall make proper record of the same, which shall be attested by him; shall have authority to execute and deliver certificates as to any of such proceedings and any other records of the Corporation; shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes and other instruments to be executed by the Corporation which require his signature; shall give notice of meetings of shareholders and directors; shall produce on request at each meeting of shareholders a certified list of shareholders arranged in alphabetical order; shall keep such books and records as may be required by law or by the Board of Directors; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board of Directors or President.

Section 4. Chief Financial Officer and Treasurer. The Chief Financial Officer and Treasurer shall be the chief financial officer of the Corporation, and shall have general supervision of all finances; he shall receive and have in charge all money, bills, notes, deeds, leases, mortgages and similar property belonging to the Corporation, and shall do with the same as may from time to time be required by the Board of Directors. He shall cause to be kept adequate and correct accounts of the business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required, and upon the expiration of his term of office shall turn over to his successor or to the Board of Directors all property, books, papers and money of the Corporation in his hands; and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors or President.

Section 5. Assistant and Subordinate Officers. The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office at the pleasure of the Board of Directors, and perform such duties as the Board of Directors or President may prescribe.

The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties, and to fix their compensation.

Section 6. Duties of Officers May be Delegated. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate, for the time being, the powers and duties, or any of them, of such officers to any other officer or to any director.

ARTICLE VI

Indemnification and Insurance

Section 1. Indemnification in Non-Derivative Action. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal,

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administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the Corporation as a director, manager, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2. Indemnification in Derivative Actions. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, manager, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that the Court of Common Pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication, of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Common Pleas or such court shall deem proper.

Section 3. Indemnification as Matter of Right. To the extent that a director, manager, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article VI, or in defense of any claim, issue, or matter herein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

Section 4. Determination of Conduct. Any indemnification under Sections 1 and 2 of this Article VI, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, manager, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections I and 2 of this Article VI. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the corporation who were not and are not parties to or threatened with any such action, suit, or

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proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel, other than an attorney or a firm having associated with it an attorney who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years, of (c) by the shareholders or (d) by the Court of Common Pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section 4(a) or by independent legal counsel under Section 4(b) of this Article VI shall be promptly communicated to the person who threatened or brought the action or suit., by or in the right of the Corporation under Section 2 of this Article VI, and within ten days after receipt of such notification, such person shall have the right to petition the Court of Common Pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

Section 5. Advance Payment of Expenses. Expenses, including attorneys’ fees, incurred in defending any action suit, or proceeding referred to in Sections 1 and 2 of this Article VI, may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, manager, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article VI.

Section 6. Nonexclusivity. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or the Code of Regulations or any agreement, vote of shareholders or, disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director, manager, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 7. Liability Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, manager, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI or of Chapter 1701 of the Ohio Revised Code.

ARTICLE VII

Certificates for Shares

Section 1. Form and Execution. Certificates for shares, certifying the number of fully paid shares owned, shall be issued to each shareholder in such form as shall be approved by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer; provided,

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however that if such certificates are countersigned by a transfer agent and/or registrar, the signatures of any of said officers and the seal of the Corporation upon such certificates may be facsimiles, engraved, stamped or printed. If any officer or officers, who shall have signed, or whose facsimile signature shall have been used, printed or stamped on any certificate or certificates for shares, shall cease to be such officer or officers, because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates, if authenticated by the endorsement thereon of the signature of a transfer agent or registrar, shall nevertheless be conclusively deemed to have been adopted by the Corporation by the use and delivery thereof and shall be as effective in all respects as though signed by a duly elected, qualified and authorized officer or officers, and as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the Corporation.

Section 2. Registration of Transfer. Any certificate for shares of the Corporation shall be transferable in person or by attorney upon the surrender thereof to the Corporation or any transfer agent therefor (for the class of shares represented by the certificate surrendered) properly endorsed for transfer and accompanied by such assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness of each necessary endorsement.

Section 3. Lost, Destroyed or Stolen Certificates. A new share certificate or certificates may be issued in place of any certificate theretofore issued by the Corporation which is alleged to have been lost, destroyed or wrongfully taken upon (i) the execution and delivery to the Corporation by the person claiming the certificate to have been lost, destroyed or wrongfully taken of an affidavit of that fact, specifying whether or not, at the time of such alleged loss, destruction or taking, the certificate was endorsed, and (ii) the furnishing to the Corporation of indemnity and other assurances satisfactory to the Corporation and to all transfer agents and registrars of the class of shares represented by the certificate against any and all losses, damages, costs, expenses, or liabilities to which they or any of them may be subjected by reason of the issue and delivery of such new certificate or certificates or in respect of the original certificate.

Section 4. Registered Shareholders. A person in whose name shares are of record on the books of the Corporation shall conclusively be deemed the unqualified owner and holder thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest In or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

ARTICLE VIII

Fiscal Year

The fiscal year of the corporation shall end on the 30th day of September in each year, or on such other date as may be fixed from time to time by the Board of Directors.

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ARTICLE IX

Seal

The Board of Directors may provide a suitable seal containing the name of the Corporation. If deemed advisable by the Board of Directors, duplicate seals may be provided and kept for the purposes of the Corporation.

ARTICLE X

Amendments

This Code of Regulations may be amended, or new regulations may be adopted, at any meeting of shareholders called for such purpose by the affirmative vote of, or without a meeting by the written consent of, the holders of shares entitling them to exercise a majority of the voting power of the Corporation on such proposal.

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